Exhibit 99.1

January 2019 Cerecor Corporate Highlights

Cerecor Inc. Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Cerecor’s control), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: our 2018 outlook; the development of product candidates or products; potential attributes and benefits of product candidates; the expansion of Cerecor’s drug portfolio, Cerecor’s ability to identify new indications for its current portfolio; and new product candidates that could be in-licensed, and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: risks associated with acquisitions, including the need to quickly and successfully integrate acquired assets and personnel; Cerecor’s cash position and the potential need for it to raise additional capital; reliance on key personnel, including Mr. Greenleaf; drug development costs and timing (including government shutdowns); and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Driven by Science Inspired by Hope Cerecor is an integrated biopharmaceutical company developing innovative therapies at the cutting edge of science. Our pipeline filled with forward-thinking ideas propels us forward. We are driven to change the lives of patients with rare orphan diseases in pediatrics and neurology.

Cerecor Today Building a Robust Biotech Pipeline of Therapies in Neurology, Pediatric and Orphan Rare Diseases While Developing Commercial Capabilities with our Revenue Producing Pediatric Franchise Focused on Research and Development While Building Our Commercial Capabilities

Corporate Highlights Emerging clinical & early-stage pipeline Focus on orphan, neurological & pediatric indications Innovative Pipeline Building a commercial capability Pediatric franchise generating positive cash flow Commercial Footprint Fully-integrated commercial and R&D organization New management team with proven track record Transforming Cerecor

Overview Management Team 1 Historical Milestones 2 Neurology & Pediatric Rare Disease Pipeline 3 Commercial Pediatric Portfolio 4 Strategic Growth Plans and Outlook 5 Financial Highlights 6

Management Team

Peter S. Greenleaf
President & CEO

20+ years industry experience
- Chairman and CEO, Sucampo Pharmaceuticals
- CEO, Histogenics Corporation
- President, MedImmune Ventures
- Manager, Centocor Biotech (Johnson & Johnson)

Joseph Miller
Chief Financial Officer

20+ years
- Vice President of Finance, Sucampo Pharmaceuticals
- Senior Director of Accounting, Qiagen
- Chief Financial Officer, Eppendorf 5Prime
- Certified Public Accountant

Dr. Pericles Calias
Chief Scientific Officer

20+ years industry experience
- V.P. Global CMC & Development, Sucampo Pharmaceuticals
- CSO, Pharming Group
- Sr. Director Rare CNS Diseases and Device Lead, Shire plc
- Sr. Director Drug Delivery and Chemistry, Eyetech Pharmaceuticals
- Ph.D., Tufts University, Bioorganic Chemistry

Matthew V. Phillips
Chief Commercial Officer

25+ years industry experience
- President and COO of Zylera Pharmaceuticals
- Executive Director, Victory Pharma
- Director, Eisai Co, Ltd.
- Account Manager, Dura Pharmaceuticals, Inc.

James A. Harrell
EVP Marketing, Investor Relations

25+ years industry experience
- Sr. Vice President | Principal The NSCI Group
- General Manager Specialty Pharmaceuticals, Covidien
- Vice President Marketing Pediatric Infectious Disease, MedImmune
- Sr. Director Marketing IMIDs, Centocor a J&J Company
- Hospital Specialist, ATOD Rhone Poulenc Rorer

Patrick Crutcher
VP Business Development

8+ years industry experience
- Chairman, President at Ichorion Therapeutics
- SVP, Business Development at Vyera Pharmaceuticals
- BD Analyst at Retrophin
- MSc, CPhil in Statistics, UCLA

7|

CERECOR

Historical Milestones 2017 2013 2016 2015 2014 CERC-301 CERC-406 Acquired worldwide rights of two NMDA receptors from Merck CERC-611 Acquired worldwide rights from Eli Lilly CERC-501 Sold to Janssen CERC-501 Acquired worldwide rights from Eli Lilly 2018 CERC-301 Enters Phase 1 study for nOH Acquisition TRx Pharma (Zylera) Acquisition Avadel (AVDL) Pediatric assets Cerecor IPO October 15, 2015 Acquisition Ichorion Rare Disease Pipeline Management Change

Cerecor Evolution

MERCK
Lilly

Neurological Disorders

Innovative Approaches to CNS Diseases

- CERC-301
- CERC-406
- CERC-501
- CERC-611

In-Licensed CNS Assets

Zylera PHARMACEUTICALS
Avadel

Pediatric Franchise

FDA-Approved Products

- Poly-Vi-Flor® | Tri-Vi-Flor®
- Karbinal™ ER
- AcipHex® Sprinkle™
- Cefaclor
- Flexichamber™
- Millipred® | Veripred®
- Ulesfia®

Capability & Cash Flow

ICHORION THERAPEUTICS

Pediatric Rare Diseases

505(b)(2) Assets & Platform Chemistry

- CERC-801
- CERC-802
- CERC-803
- CERC-913

Robust R&D Pipeline

9|

CERECOR

Program Mechanism of Action Target Indication Lead Opt IND-Enabling Phase 1 Neurology Division NCE CERC-301 GluN2B selective, NMDA Receptor antagonist Neurogenic Orthostatic Hypotension (nOH) CERC-406 CNS-targeted, selective COMT inhibitor (2nd Gen) Motoric and non-motoric symptoms of Parkinson’s CERC-611 TARP-γ8 dependent AMPA Receptor antagonist Partial onset seizures in epilepsy Pediatric Division 505(b)(2) NCEs CERC-801 D-Galactose replacement PGM1 Deficiency CERC-802 D-Mannose replacement MPI Deficiency CERC-803 L-Fucose replacement CDG-IIc NCE CERC-913 Nucleoside replacement Deoxyguanosine Kinase (DGUOK) Deficiency CERC-700(s) Option to develop four additional 505(b)(2) Programs utilizing MicroPump and LiquiTime Dosing Technology are also within the pipeline in conjunction with Avadel Pharmaceuticals in the area of Pediatrics Emerging Clinical & Early-Stage Pipeline Each program supported by Clinical Proof-of-Concept

Market Potential World-Wide Estimated Number of Patients 50 250 500 700k 1.9M 500 nOH Parkinson’s Disease CDG PGM1 Deficiency DGUOK Deficiency CDG MPI Deficiency CDG-IIc Ultra Rare Pediatric Orphan Diseases Epilepsy 40M CERC-301 CERC-406 CERC-611 CERC-801 CERC-802 CERC-803 CERC-913

R&D Milestones

Multiple value generating inflection points over next 6 to 12 months

Neurological Disorders	
CERC-301 Neurogenic Orthostatic Hypotension	Phase I Data 1H19
CERC-406 Adjunct for Parkinson's Disease	IND Filing 1H20
CERC-611 Partial onset seizures in epilepsy	In Process
Metabolic Disorders	
CERC-801* PGMI Deficiency	IND Filing 4Q18
CERC-802* MPI Deficiency	IND Filing 1H19
CERC-803* CDG-IIc	IND Filing 2020
CERC-913 Deoxyguanosine Kinase (DGUOK) Deficiency	IND Filing 2020

*505(b)(2) Pathway

12|

CERECOR

Neurogenic Orthostatic Hypotension (nOH) CERC-301 NR2B selective NMDA receptor antagonist for nOH Initiated Phase 1 study of CERC-301 in Parkinson’s patients diagnosed with neurogenic Orthostatic Hypotension (nOH) Caused by a failure of the autonomic system to regulate BP upon postural change, increasing risk of falls or injury and decreasing quality of life Estimated less than 200,000 patients in the U.S. (ODD eligible) Only FDA-Approved therapy is droxidopa; 2018 revs ~$260mm 1 in 5 Parkinson’s Patients Experience nOH nOH is characterized by a sudden drop in blood pressure upon standing

CERC-301 NR2B selective NMDA receptor antagonist for nOH Multiple exposures in >375 subjects, providing robust safety data & blood pressure effect Dose-dependent increase in SBP Long-term clinical benefit Rapid onset of action Superior safety profile than midodrine Use as stand-alone or adjunctive with existing nOH therapies Target Product Profile Time (h) Clin301-200-A Note: Clin301-200-A data from Phase I HV Study (a normotensive population)

a Randomized 4:1 CERC-301 NR2B selective NMDA receptor antagonist for nOH Opportunity to rapidly demonstrate proof-of-concept in patients Visit 1 Visit 2 Visit 3 Visit 4 Visit 5a Arm 1 (n = 5) pbo 8 mg 12 mg 16 mg 20 mg Arm 2 (n = 5) 8 mg pbo 12 mg 16 mg 20 mg Arm 3 (n = 5) 8 mg 12 mg pbo 16 mg 20 mg Arm 4 (n = 5) 8 mg 12 mg 16 mg pbo 20 mg 5 visits, 7 to 10 days apart; 4 single escalating doses of CERC-301 or placebo Assess safety, tolerability, effect on blood pressure & PK Patients will complete a standardized Orthostatic Standing Test and symptomatic assessment (OHSA Item #1) at each visit Enrollment 12 active centers in US Design N = 20 (8, 12, 16 & 20 mg) Double-blind, randomized, pbo-controlled Interim Analysis at 10 patients Endpoints Safety, Tolerability & PK BP measurement Symptomatic assessment Phase 1 SAD in PD patients with nOH

2nd generation, CNS-selective COMT inhibitor to enhance efficacy and minimize toxicity seen with 1st generation therapies CERC-406 COMT inhibitor for Parkinson’s Disease Dopamine “replacement” therapy can effectively control PD symptoms, but over time patients may begin to experience “on/off” episodes associated with motor and non-motor symptoms COMT inhibitors change levodopa pharmacokinetics by increasing its systemic availability and decreasing its elimination allowing for tighter control of dopamine levels keeping it within the therapeutic window Peripherally-restricted COMT inhibitors have been used for decades as a key component of PD therapy, but unfortunately have undesirable side effects and lack brain penetration

CERC-406 COMT inhibitor for Parkinson’s Disease – Our Lead Candidate Biomarkers for translational proof-of-concept with promising drug properties High specificity for COMT expressed in the CNS Good oral bioavailability & brain penetration Acceptable PK profile in rat & dog Low potential for drug to drug interactions

CERC-611

TARP-γ8 dependent AMPA receptor antagonist for partial onset seizures

Phase 1-ready candidate with therapeutic potential for partial onset seizures in patients with epilepsy

Significant Unmet Need

- Epilepsy affects over 65 million patients worldwide
- 30%-40% of patients refractory; high degree of poly-pharmacy common
- All anti-seizure drugs have side effects (e.g. motoric) limiting use and the timely achievement of therapeutic dose levels

Unique Mechanism of Action

- AMPA receptors mediate fast synaptic neurotransmission within the CNS and are a proven target for anti-seizure efficacy
- CERC-611 is the first known AMPA receptor antagonist that selectively targets the hippocampus
- CERC-611 shows lack of motoric impairment at efficacious exposures in animal models of epilepsy

Ongoing conversations with the FDA regarding appropriate dosing regimen

18|

CERECOR

Ichorion Acquisition All stock ($26M) transaction announced on September 25th, 2018 Strategic, Clinical & Commercial Fit to Accelerate Transformation Private biopharma focused on therapies for ultra-rare pediatric diseases White-space opportunity that compliments Cerecor’s existing commercial footprint & pipeline 3 accelerated development programs utilizing the 505(b)(2) pathway Fast to market, low development costs (<$10M/program) & PRV eligibility Low cost-of-capital to launch products in the US independently Small academic sales specialists, MSLs & reimbursement team in rare diseases

CERC-800s
Substrate replacement therapies for CDGs

Oral, small molecule, naturally occurring monosaccharides used as standards-of-care for Congenital Disorders of Glycosylation (CDGs)

- More than 100 CDGs identified to date


OH
HO
O
HO
OH
OH

D-Galactose


OH
HO
O
HO
OH
OH

D-Mannose


HO
O
HO
OH
OH

L-Fucose

Eligibility	CERC-801	CERC-802	CERC-803
505(b)(2) NDA Pathway	✓	✓	✓
NCE 5-yrs Exclusivity	✓	✓	✓
ODD 7-yrs Exclusivity	✓	✓	✓
Priority Review Voucher	✓	✓	✓
EMA ODD 10-yrs Exclusivity	✓	✓	✓

20|

CERECOR

CERC-800s
Substrate replacement therapies for CDGs

Monogenic disorders resulting in glycosylation defects with broad clinical spectrum, including life-threatening complications

CERC-801	**Multi-system disease manifestation in PGM1-CDG** *D-Galactose leads to significant improvement in key clinical symptoms*
CERC-802	**Life-threatening gastrointestinal disorder in MPI-CDG** *D-Mannose rapidly resolves hematological & intestinal abnormalities*
CERC-803	**Immunodeficiency with CNS impairment in SLC35C1-CDG** *L-Fucose normalizes cell counts & reduces infection risk*

Ultra-orphan IEMs with serious and life-threatening medical needs

- <500 patients WW per indication
- High pediatric morbidity & mortality
- No approved treatments
- Documented efficacy & safety
- Clinical symptoms improve rapidly
- Reduced nonclinical requirements

21|

CERECOR

Secure use rights for KOL clinical datasets Primary data strengthen regulatory submissions CERC-800s Substrate replacement therapies for CDGs CERC-800s development framework leveraging 505(b)(2) pathway Leverage published literature to demonstrate efficacy & safety Clinical & nonclinical data available to support all three programs Build scientific bridge to published literature Sponsor-initiated retrospective & prospective studies to generate data sets unique from those publicly available Confirmation of efficacy & safety, Natural History Clinical focus on addressing gaps in product label Prospective PK & Safety combined with Chart Review to facilitate approval

CERC-800s
Substrate replacement therapies for CDGs

Retrospective chart reviews & registry data create opportunity to minimize or obviate prospective clinical studies

Developer	Therapeutic (Indication)	Pivotal Study Strategy
RECORDATI	Carbaglu (NAGS Deficiency)	Retrospective case series summary (13/23 patients with complete data) & 3 patients treated prospectively (2010)
ASKLEPION PHARMACEUTICALS, LLC	Cholbam (Bile Acid Disorders)	Case report form from retrospective chart review of patients in open-label, single-arm Expanded Access Protocol (2015)
Provepharm	ProVay Blue (Acquired Methemoglobinemia)	Retrospective case reports from a multicenter chart review in addition to cases found in published literature (2016)
VERTEX	Kalydeco (Cystic Fibrosis)	Expanded label (from 10 mutations to 33) based on registry data & mechanistic information from lab studies (2017)
genzyme	Lumizyme (Pompe Disease)	Reference to survival data from an international registry of infantile-onset disease demonstrating mortality benefit (2010)

CERECOR | INVITAE

CDG Connect Patient Insights Network (PIN)
https://connect.invitae.com/org/cdg

23|

CERECOR

Phenotypic Rescue Proof-of-concept in patient-derived & animal-based disease models ProTide similar to advanced clinical candidates & approved drugs Metabolite ID & PK profile in dog support translational PKPD CERC-913 Attributes CERC-913 ProTide Nucleotide for Deoxyguanosine Kinase (DGUOK) Deficiency Overcome key limitations of direct substrate replacement: stability, permeability & kinase bypass

Overview Management Team 1 Historical Milestones 2 Neurology & Pediatric Rare Disease Pipeline 3 Commercial Pediatric Portfolio 4 Strategic Growth Plans and Outlook 5 Financial Highlights 6

~50% of the Overall Market Potential Covered with 32 Territories Sales Force Expansion Underway to Increase SOV Building Commercial Capabilities in Pediatrics 1 Chief Commercial Officer 1 EVP Marketing & Investor Relations 1 Director of Sales 3 Regional Sales Managers 1 Director of Sales Training and Operations 1 Director of Trade Sales and Operations 1 Institutional Sales Manager 1 Sales Analyst 32 Territory Managers Expanding to 44 3 Focused / 8 Promoted Products Territory Expansion Underway Cloud-based CRM System Novel SICP

Pediatric Franchise with Eight Product Lines Zylera Pharmaceuticals Avadel Pediatric Assets

Why Pediatrics?

Pediatrics Represents a Focused, Defined and Specific Patient Population Treated by One Specialty Segment

Our Existing Pediatric Product Portfolio Treats Nearly 75% of the Top 25 Pediatric Diagnosis Codes

Top 25 Pediatric Codes 2013 AAP Pediatric Coding Newsletter[1]

1. Routine Child Health Examination
2. Acute Upper Respiratory Infection
3. Otitis Media
4. Acute Pharyngitis
5. Asthma
6. Follow-up Exam
7. Allergic Rhinitis
8. Sinusitis
9. Dermatitis
10. Attention-Deficit/ Hyperactivity Disorder
11. Cough
12. Viral Infection
13. Streptococcal Sore Throat
14. Bronchitis
15. Conjunctivitis
16. Esophageal Reflux
17. Influenza with Respiratory Manif.
18. Gastroenteritis / Colitis
19. Fever
20. Constipation
21. Vaccination
22. Abdominal Pain
23. Viral Diseases
24. Pneumonia

ICD-10-CM codes are displayed as 24 code categories that include the 25 diagnoses from the *International Classification of Diseases, Ninth Revision, Clinical Modification* (ICD-9-CM) list (2 otitis media codes were included in ICD-9-CM).

1. AAP pediatric coding newsletter coding.aap.org August 2013

28|

CERECOR

Net Product Sales Net Product Sales Last 4 QTR Trend (in $000’s) FY18 Net Sales Guidance = $18 to $20 million 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Q4 2017 Q1 2018 Q2 2018 Q3 2018

Balance Sheet Cash Trend Analysis (in $000’s) Total Assets Trend Analysis (in $000’s) 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Q4 2017 Q1 2018 Q2 2018 Q3 2018 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Q4 2017 Q1 2018 Q2 2018 Q3 2018

2019 Growth Plans Build Commercial Excellence Accelerate Business Development Activity Advance Pipeline Grow Market Share Expand Commercial Footprint Acquire/in-license commercial-ready or marketed asset(s) Acquire/in-license complimentary pipeline assets CERC-301 CERC-406 CERC-611 CERC-801 CERC-802 CERC-803 CERC-913 2 3 1

NASDAQ:CERC www.cerecor.com

Driven by Science Inspired by Hope